CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

Amendment No. 1 to
FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 30, 2013
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3
South Renmin Road
Chengdu, P. R. China, 610041

(Address of principal executive offices (zip code))

+011-86-28-8615-4737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Account

On October 8, 2013, we filed a current report on Form 8-K on (the “Original 8-K”) to disclose that the Audit Committee and the Board of Directors of Tianyin Pharmaceutical Co., Inc. (the “Company”) both unanimously approved the termination of the Company’s independent auditor, Patrizio and Zhao LLC (“P&Z”), due to the fact that P&Z agreed to a cease-and-desist order and prohibition from practicing before the Securities and Exchange Commission (the “SEC”) on September 30, 2013, with the right to apply for reinstatement after three years.

As disclosed in the Original 8-K, from January 25, 2008 when P&Z was engaged, through the termination of the engagement with P&Z on October 8, 2013, there were no: (1) disagreements with P&Z on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events. Furthermore, the audit reports of P&Z on the consolidated financial statements of the Company as of and for the two most recent fiscal years ended June 30, 2013 and 2012 and in the subsequent interim periods did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Following the filing of the Original 8-K, on October 9, 2013 we received a comment letter from the SEC (the “Comment Letter”) requiring us to include, as Exhibit 16, a letter from P&Z, as required by Item 304(a)(3) of Regulation S-K. The Company provided P&Z with a copy of the foregoing disclosures contained in the Original 8-K and requested that P&Z furnish a letter addressed to the SEC stating whether or not P&Z agrees with the statements made by the Company with respect to P&Z set forth above, and, if not, stating the respects in which P&Z does not agree. A copy of P&Z’s letter is attached hereto as Exhibit 16.1 to this Form 8-K/A.

The Comment Letter also required us to amend the Original 8-K regarding our disclosure contained therein, “It is our understanding that P&Z’s previously issued audit opinions before September 30, 2013, including the audit opinion on the Company’s financial statements for the fiscal year ended June 30, 2013, are still valid.”  Since P&Z is barred from practicing before the SEC, financial statements for a period previously audited by P&Z and required to be included in a filing made by the Company after September 30, 2013 will have to be re-audited by a firm that is registered with the PCAOB.

We are still currently evaluating our options of appointing a new independent registered public accounting firm to replace P&Z. When we have finalized our decision to appoint a new independent registered public accounting firm, we will immediately file a subsequent Form 8-K to disclose such.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Document Description
16.1	Letter from Patrizio and Zhao LLC to the Securities and Exchange Commission, dated October 10, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ James Jiayuan Tong
Name: Dr. James Jiayuan Tong
Title: Chief Financial Officer

Dated:  October 15, 2013

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